UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 17, 2021, HireQuest, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted to: (i) elect each of the seven nominees for director to serve until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021, and (iii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The number of shares of common stock outstanding and eligible to vote as of April 23, 2021, the record date for the Annual Meeting, was 13,643,166. Of these shares, the holders 12,135,173 shares were either present or represented by proxy at the Annual Meeting.

The final voting results were as follows:

Proposal #1
Election of Directors
Director Nominee	For	Withheld	Broker Non-Votes
Richard F. Hermanns	10,652,635	3,749	1,478,789
R. Rimmy Malhotra	10,651,967	4,417	1,478,789
Edward Jackson	10,576,038	80,346	1,478,789
Payne Brown	10,652,611	3,773	1,478,789
Kathleen Shanahan	10,652,614	3,770	1,478,789
Lawrence F. Hagenbuch	10,652,632	3,752	1,478,789
Jack A. Olmstead	10,652,635	3,749	1,478,789

Proposal #2	For	Against	Abstain
The ratification of the selection of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2021	12,132,161	66	2,946

Proposal #3	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote on the compensation paid to the Company's named executive officers	10,602,286	1,650	52,448	1,478,789

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: June 21, 2021	/s/ John McAnnar
John McAnnar
Executive Vice President, Chief Legal Officer, and Secretary